UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009
CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrants telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On March 27, 2009, the CarMax, Inc. (the “Company”) board of directors (the “Board”) approved certain amendments to the Company’s 2002 Stock Incentive Plan, as amended and restated (the “SIP”).  The amendments to the SIP permit the Compensation and Personnel Committee of the Board (the “Committee”) to award restricted stock units as incentive awards pursuant to the SIP.  The restricted stock units may be settled in cash or Company stock (or some combination of both), as may be set forth in the applicable award agreement.  The restricted stock units may also be subject to performance requirements, limitations or enhancements, as each may be set forth in the applicable award agreement.

The description of the amendments to the SIP herein is a summary of the amendments and does not purport to be complete, and is qualified in its entirety by reference to the SIP, which is filed herewith as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02.

At its meeting on March 27, 2009, the Committee approved two form incentive award agreements, each of which provide for restricted stock unit awards under the SIP, with separate terms and conditions.  The first form award agreement, the form of market stock unit award agreement, may be used by the Committee to grant stock-settled restricted stock units, referred to by the Company as market stock units, to certain executive officers of the Company.  The second form award agreement, the form of restricted stock unit award agreement, may be used by the Committee to grant cash-settled restricted stock units to certain executive officers of the Company.

Copies of the forms of market stock unit agreement and restricted stock unit agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and are hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description of Exhibit

10.1	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated March 27, 2009
10.2	Form of Notice of Market Stock Unit Grant between CarMax, Inc. and certain named and other executive officers
10.3	Form of Notice of Restricted Stock Unit Grant between CarMax, Inc. and certain named and other executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.

(Registrant)

Dated: April 2, 2009	By: /s/ Keith D. Browning
Keith D. Browning
Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated March 27, 2009
10.2	Form of Notice of Market Stock Unit Grant between CarMax, Inc. and certain named and other executive officers
10.3	Form of Notice of Restricted Stock Unit Grant between CarMax, Inc. and certain named and other executive officers